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                       EXHIBIT 10.2 - Omitted Schedules



     The following schedules and exhibits have been omitted from Exhibit 10.1 - Stock Purchase Agreement, dated as of June 22, 1999. The Registrant will furnish supplementally a copy of any omitted schedule and/or exhibit to the Securities and Exchange Commission upon request.


     EXHIBIT/SCHEDULE    DESCRIPTION
     ----------------    -----------

            1             Promissory Note
            2             Promissory Note
            3             Promissory Note
            4             Voting Agreement and Irrevocable Proxy
            5             Escrow Agreement
            6             Escrow Agreement
            7             Consultant Agreement
            8             Corporate Entities
            9             Real Property
            10            Labor Difficulties
            11            Employee Benefit Plans
            12            Material Contracts
            13            Pending or Threatened Litigation
            14            Insurance Policies



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